Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hennessy SPARX Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hennessy SPARX Funds Trust for the year ended October 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hennessy SPARX Funds Trust for the stated period.

/s/Neil J. Hennessy Neil J. Hennessy Principal Executive Officer Hennessy SPARX Funds Trust	/s/Teresa M. Nilsen Teresa M. Nilsen Treasurer Hennessy SPARX Funds Trust
Dated: January 13, 2010	Dated: January 13, 2010

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Hennessy SPARX Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.